Exhibit 10.11

EXECUTION VERSION

NAUTICUS SECOND LIEN RESTRUCTURING AGREEMENT

THIS NAUTICUS SECOND LIEN RESTRUCTURING AGREEMENT (this “Agreement”) is entered into as of January 30, 2024, among NAUTICUS ROBOTICS, INC. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (the “Company”), NAUTICUS ROBOTICS HOLDINGS, INC. (f/k/a Nauticus Robotics, Inc.), a Texas corporation (the “Nauticus Sub”), NAUTIWORKS LLC, a Delaware limited liability company (“NautiWorks”), NAUTICUS ROBOTICS FLEET LLC, a Delaware limited liability company (“Nauticus Fleet”), NAUTICUS ROBOTICS USA LLC, a Delaware limited liability company ( “Nauticus USA”, and together with the Company, the Nauticus Sub, NautiWorks, Nauticus Fleet and the other debtor parties joined to the Pledge and Security Agreement from time to time, collectively, the “Debtors”) and the undersigned investor (the “Investor”), in its capacity as a holder of the Investor Warrant (as defined below).

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of December 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness hereof, the “Existing Securities Purchase Agreement”), by and among the Company, Nauticus Sub, the Investor and certain other investors (collectively, the “Other Investors”, and together with the Investor, the “Investors”), the Company has previously issued certain Warrants (as defined in the Existing Securities Purchase Agreement) to the Investors.

WHEREAS, the Company desires to enter into an agreement to sell certain shares of Common Stock (as defined in the Existing Securities Purchase Agreement) at a price per share of $2.00 (the “Proposed Transaction”)WHEREAS, as of the date hereof, the Investor holds a Warrant exercisable into such aggregate number of shares of Common Stock as set forth on the signature page of the Investor attached hereto (the “Investor Warrant”, or the “Investor Primary Securities”).

NOW THEREFORE, in consideration of the premises and mutual agreements set forth in the Existing Securities Purchase Agreement, the Investor Primary Securities and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Existing Securities Purchase Agreement.

2. Investor Waiver. Effective as of the date hereof, the Investor hereby waives, in part, Section 3(b) of Investor Warrant such that the aggregate shares of Common Stock issuable upon exercise of the Investor Warrant (after giving effect to adjustments pursuant to the Proposed Transaction shall equal such lower aggregate number of Warrant Shares as set forth on the signature page of the Investor attached hereto.

3. Voluntary Adjustments of Investor Warrant.

(a) Effective immediately following the Effective Time, the Company hereby, irrevocably, agrees as follows (collectively, the “Voluntary Adjustments”), in accordance with Section 3(h) of the Investor Warrant, the Exercise Price (as defined in the Investor Warrant) then in effect shall automatically adjust to $0.0001 (as adjusted, for stock splits, stock dividends, stock combinations, recapitalizations and similar events) for the remaining term of the Investor Warrant.

(b) The Investor hereby consents to the Voluntary Adjustments.

Transfer Agent Instructions. On or prior to January 31, 2024, the Company shall issue irrevocable instructions to its transfer agent (and any subsequent transfer agent, as applicable, the “Transfer Agent”) in the form and substance reasonably satisfactory to the parties hereto (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Investor, or its respective nominee(s), in such amounts as specified from time to time by the Investor, to the Company upon exercise of the Investor Warrants (collectively with the Underlying Shares, the “Securities”), as applicable. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent with respect to the Securities. If the Investor, effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Investor, to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Underlying Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to the Investor, assignee or transferee (as the case may be) without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor. This covenant shall not trigger any liquidated damages or other amounts owing under the Transaction Documents under the Existing Securities Purchase Agreement.

4. Representations and Warranties. In order to induce the Investor to enter into this Agreement, each Debtor hereby represents and warrants to the Investor, as of the date hereof and each Effective Time:

(a) The execution, delivery and performance of this Agreement has been duly authorized by all requisite organization action on the part of each Debtor party hereto and that this Agreement has been duly executed and delivered by each Debtor party hereto;

(b) Immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result immediately from the transactions contemplated by this Agreement;

(c) The representations and warranties contained in the Existing Securities Purchase Agreement, the Pledge and Security Agreement and the other Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifier); and

(d) This Agreement, the Existing Securities Purchase Agreement, the Investor Warrant constitute the legal, valid and binding obligations of such Debtor which is a party hereto or thereto and are enforceable against such Debtor which is a party hereto or thereto in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

5. Miscellaneous.

(a) Amendments; Waivers. This Agreement may only be amended, modified or waived by a written agreement duly executed and delivered by the Company and the Investor.

(b) Acknowledgment and Reaffirmation of Transaction Documents. Each Debtor hereby ratifies, affirms, acknowledges and agrees that the Existing Securities Purchase Agreement, and the other Transaction Documents to which it is a party represent the valid and enforceable obligations of such Debtor, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. Each Debtor hereby agrees that this Agreement in no way acts as a release or relinquishment of the Liens and rights securing payment of the Secured Obligations (as defined in the Pledge and Security Agreement). The Liens and rights securing payment of the Secured Obligations (as defined in the Pledge and Security Agreement) are hereby ratified and confirmed by each Debtor in all respects. Upon the Effective Time, the amendments and waivers of the Investor Primary Securities shall be amended and/or waived, as provided herein, and effective. In all other respects, the Existing Securities Purchase Agreement, the Investor Primary Securities and the other Transaction Documents shall remain unchanged and in full force and effect in accordance with their original terms. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Existing Securities Purchase Agreement, each of the Investor Primary Securities and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect.

(c) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) References. Each reference in (x) on or after the Effective Time, the Existing Securities Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Securities Purchase Agreement and each reference in any other Transaction Document to “the Securities Purchase Agreement” shall mean and be a reference to the Amended Securities Purchase Agreement, and (y) on or after the Effective Time, the Investor Warrant to “this Warrant,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Investor Warrant and each reference in any other Transaction Document to “the Warrant” of the Investor shall mean and be a reference to the Warrant (subject to the applicable waivers herein).

(e) Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(f) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company and the Target under Section 4.10 of the Existing Securities Purchase Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6. Independent Nature of Investor's Obligations and Rights.  The obligations of the Investor under this Agreement are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Agreement.  Nothing contained herein or in any Other Agreement, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as, and the Company acknowledges that the Investor and the Other Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement.  The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

DEBTORS:

NAUTICUS ROBOTICS, INC.
(F/K/A CLEANTECH ACQUISITON CORP.)

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO:

NAUTICUS ROBOTICS HOLDINGS, INC.
(F/K/A NAUTICUS ROBOTICS, INC.)

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

NAUTIWORKS LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

NAUTICUS ROBOTICS FLEET LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

NAUTICUS ROBOTICS USA LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

Signature Page to Agreement to Nauticus Second Lien Restructuring Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

INVESTOR:

SLS Family Irrevocable Trust
Name of Investor

By:	/s/ Adam Westreich
Name:	Adam Westreich
Title:	Trustee

Aggregate Number of Warrant Shares underlying Investor Warrant (prior to Proposed Transaction)*:

146,937

Aggregate Number of Warrant Shares underlying Investor Warrant (after giving effect to Proposed Transaction and waivers herein)*:

1,376,267

*Without regard to any limitations on exercise set forth therein

Signature Page to Agreement to Nauticus Second Lien Restructuring Agreement